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EXHIBIT 10.16

                               FIRST AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into as of May 16, 2003 (this "AMENDMENT"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "Borrower"), OVERHILL L.C. VENTURES, INC., a California corporation ("OVERHILL VENTURES"), and PLEASANT STREET INVESTORS, LLC, a California limited liability company (the "LENDER").

                                 R E C I T A L S

         A. The Borrower, Overhill Ventures and the Lender are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003 (the "LOAN AGREEMENT"), pursuant to which, among other things, on and as of the Effective Date, the parties amended and restated the Existing Loan Agreement, all on the terms and subject to the conditions set forth therein and in the other Loan Documents. Unless otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.

         B. In connection with the execution and delivery of that certain First Amendment to Second Amended and Restated Securities Purchase Agreement dated of even date herewith by and among the Borrower, the entities from time to time parties thereto (including Overhill Ventures) and the Senior Subordinated Creditor, the parties wish to amend certain definitions contained in Schedule A to the Loan Agreement, all as provided for herein.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENTS TO LOAN AGREEMENT. Effective as of April 24, 2003, the Loan Agreement shall be amended as follows:

                  (a) Schedule A (Definitions and Rules of Construction) of the Loan Agreement shall be amended by adding the following new definitions to Schedule A in alphabetical order:

                           "EXISTING SECURITIES PURCHASE AGREEMENT" has the
                  meaning set forth in Section 1.1(b).


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                           "'FIRST AMENDMENT' means that certain First Amendment
                  to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003."

                           "'FIRST AMENDMENT EFFECTIVE DATE' has the meaning set
                  forth in the First Amendment."

                           "'MAY 2003 FIRST AMENDMENT FEE' has the meaning set
                  forth in Section 3(c) of that certain First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, among the Borrower, the entities from time to time parties thereto and the Senior Subordinated Creditor, which amends the Securities Purchase Agreement."

                           "SECURITIES PURCHASE AGREEMENT" has the meaning set
                  forth in Section 1.1(b).

                  (b) Schedule A (Definitions and Rules of Construction) of the Loan Agreement shall be amended by amending the following existing definitions to read in their entirety as follows, respectively:

                           "'ADJUSTED CURRENT ASSETS' shall mean, collectively,
                  (i) cash, (ii) accounts receivable, net, (iii) inventory, net, and (iv) prepaid expenses (including, for purposes of this calculation, any prepaid expenses attributable to that certain operating lease dated January 24, 2001, between the Borrower and General Electric Capital Corporation, under which the Borrower leased four Frigoscandia spiral freezers (serial numbers 10651, 10652, 10653 and 10654) and related equipment, whether such prepaid expenses are classified as long-term or short-term), in each case determined in accordance with GAAP."

                           "'NET INCOME (LOSS)' shall mean, for any period, net
                  income (loss) after Taxes of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, all computed in accordance with GAAP; PROVIDED, HOWEVER, that, for purposes of calculating minimum EBITDA under Section 4.3(a), the minimum Fixed Charge Coverage Ratio under Section 4.3(b) and the maximum Leverage Ratio under Section 4.3(c) the following shall be excluded from the calculation of Net Income (Loss):

                                    (i) the costs incurred by the Borrower in
                           connection with the restoration required to be made at the manufacturing facilities located at 7666 Formula Place in San Diego, California, up to a maximum of $250,000;

                                    (ii) the aggregate non-cash losses recorded
                           as a direct result of a write-down of the value of American Airlines inventory or of Accounts owed by American Airlines, in each case due to a bankruptcy


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                           filing by or against American Airlines, in an amount
                           not to exceed (A) $1,500,000 if the filing occurs during the period commencing on the Effective Date and ending on April 30, 2003; (B) $1,300,000 if the filing occurs during the period commencing on May 1, 2003 and ending on May 31, 2003; (C) $1,100,000 if the filing occurs during the period commencing on June 1, 2003 and ending on June 30, 2003; (D) $1,000,000 if the filing occurs during the period commencing on July 1, 2003 and ending on July 31, 2003; (E) $900,000 if the filing occurs during the period commencing on August 1, 2003 and ending on August 31, 2003; and (F) $800,000 if the filing occurs on or after September 1, 2003; and

                                    (iii) the May 2003 First Amendment Fee.

                           Any accounting gains associated with the recovery of
                  any of the costs or write-offs described in clauses (i) and
                  (ii) above shall also be excluded from Net Income (Loss)."

                           "'NET WORKING CAPITAL' shall mean, at any time, (i)
                  Adjusted Current Assets at such time, MINUS (ii) Adjusted Current Liabilities at such time; PROVIDED, however, that, for purposes of calculating minimum Net Working Capital under
                  Section 4.3(g), the May 2003 First Amendment Fee shall be excluded from the calculation of Adjusted Current Assets."

                  (c) Schedule A (Definitions and Rules of Construction) of the Loan Agreement shall be amended by deleting from Schedule A (i) the definition of "First Amendment to Securities Purchase Agreement" and (ii) the definition of "Senior Subordinated Creditor" which first appears between the definitions of "Liens" and "Loan Documents."

         2. CONDITIONS PRECEDENT TO AMENDMENTS. The effectiveness of the amendments set forth in Section 1 as of April 24, 2003, shall be subject to the satisfaction, in the Lender's sole discretion, of each of the following conditions precedent (the date upon which the last of such conditions precedent to be so satisfied shall be referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

                  (a) FIRST AMENDMENT EFFECTIVE DATE. All of the conditions precedent set forth in this Section 2 shall be satisfied on or before May 16, 2003.

                  (b) REPRESENTATIONS AND WARRANTIES. The Lender shall have received from the Borrower an Officers' Certificate, in form and substance satisfactory to the Lender, dated as of the First Amendment Effective Date and duly executed by the President and Chief Executive Officer and the Chief Financial Officer of the Borrower, to the effect that (i) after giving effect to this Amendment, each of the representations and warranties of the Borrower


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contained in the Loan Agreement was true and correct on and as of the date made and was true and correct on and as of the First Amendment Effective Date, with the same effect as if made on and as of the First Amendment Effective Date; and
(ii) no Default or Event of Default has occurred and is continuing or will result from the execution, delivery or performance of this Amendment and (iii) since September 29, 2002, no Material Adverse Change has occurred other than as previously disclosed to the Lender in writing or as previously disclosed in the Borrower's SEC Documents.

                  (c) CONSENTS. The Borrower shall have obtained all Consents required to be obtained from all Governmental Authorities and other Persons in connection with the execution, delivery and performance of this Amendment, and the Lender shall have approved the terms and conditions thereof.

                  (d) CERTIFIED BOARD RESOLUTIONS. The Lender shall have received a Secretary's Certificate from each of the Borrower and Overhill Ventures, in form and substance satisfactory to the Lender, duly executed by the Secretary of the Borrower or Overhill Ventures, as the case may be, certifying as to the resolutions of the Board of Directors of the Borrower or Overhill Ventures, as the case may be, approving the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby.

         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender as follows:

                  (a) AUTHORIZATION; BINDING EFFECT. Each of the Borrower and the Overhill Ventures has the full power and authority to enter into, deliver and perform its obligations under this Amendment. The execution, delivery and performance by the Borrower and the Overhill Ventures of this Amendment and the consummation of the other transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Borrower and the Overhill Ventures, respectively. This Amendment has been duly executed and delivered by the Borrower and the Overhill Ventures and constitutes the legal, valid and binding obligations of the Borrower and the Overhill Ventures, enforceable against the Borrower and Overhill Ventures in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by federal or state securities or other laws or the public policy underlying such laws.

                  (b) NO CONFLICT. The execution, delivery and performance by the Borrower and the Overhill Ventures of this Amendment and the consummation of the transactions contemplated hereby do not and will not violate or conflict with, or cause a default under, or give rise to a right of termination under,
(i) the charter or bylaws of the Borrower or any of its Subsidiaries, as in effect on the date hereof; (ii) any Applicable Laws; or (iii) any term of any Material Contract, indenture, note, mortgage, instrument or other agreement to which the Borrower or any of its Subsidiaries is a party or by which any of its or their properties or assets are bound.


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         4. CONFIRMATION; FULL FORCE AND EFFECT. The amendments set forth in
Section 1 above shall amend the Loan Agreement on and as of the First Amendment Effective Date, and the Loan Agreement shall otherwise remain in full force and effect, as amended thereby, from and after the First Amendment Effective Date in accordance with its terms. The Borrower hereby ratifies, approves and affirms in all respects each of the Loan Agreement, as amended hereby, the Notes, the Collateral Documents (including the Liens granted in favor of the Lender under the Collateral Documents) and each of the other Loan Documents, the terms and other provisions hereof and thereof and the Obligations hereunder and thereunder.

         5. NO OTHER AMENDMENTS. This Amendment is being delivered without prejudice to the rights, remedies or powers of the Lender under or in connection with the Loan Agreement, the Notes, the Collateral Documents and the other Loan Documents, Applicable Laws or otherwise and, except as expressly provided in
Section 1 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Loan Agreement or any Loan Document or the obligations of the Borrower Parties thereunder. In addition, nothing contained in this Amendment is intended to constitute, or shall be construed as, a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Loan Agreement, the Notes, the Collateral Documents or any other Loan Document, or a forbearance by the Lender of any of its rights, remedies or powers against the Borrower Parties (or any of them) or the Collateral. The Lender hereby expressly reserves all of its rights, powers and remedies under or in connection with the Loan Agreement, the Notes, the Collateral Documents and the other Loan Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to be due and payable.

         6. MISCELLANEOUS PROVISIONS.

                  (a) ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Amendment constitutes the entire understanding and agreement with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings with respect thereto. This Amendment shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

                  (b) GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

                  (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

                                    BORROWER

                                    OVERHILL FARMS, INC., a Nevada corporation


                                    By: /S/ JAMES RUDIS
                                        ----------------------------------------
                                        James Rudis
                                        President and Chief Executive Officer


                                    By: /S/ JOHN STEINBRUN
                                        ----------------------------------------
                                        John Steinbrun
                                        Senior Vice President and Chief
                                        Financial Officer

                                    OVERHILL VENTURES

                                    OVERHILL L.C. VENTURES, INC., a California corporation


                                    By: /S/ JAMES RUDIS
                                        ----------------------------------------
                                        James Rudis
                                        President


                                    LENDER

                                    PLEASANT STREET INVESTORS, LLC, a California limited liability company

                                    By: LEVINE LEICHTMAN CAPITAL PARTNERS, INC.,
                                        its Manager


                                    By: /S/ ARTHUR E. LEVINE
                                        ----------------------------------------
                                        Arthur E. Levine
                                        President





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                              CONSENT OF GUARANTOR

         The undersigned hereby acknowledges that it has read the foregoing Amendment and consents to its terms.


                                      OVERHILL L.C. VENTURES, INC., a California corporation


                                      By: /S/ JAMES RUDIS
                                          --------------------------------------
                                          James Rudis
                                          President






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